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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Apache Corporation's previously filed Registration Statements on Form S-3 (Nos. 33-51253 and 33-53129), Form S-4 (33-57321), and Form S-8 (Nos. 33-53442, 33-37402 and 33-31407).


                                                         /s/ Arthur Andersen LLP

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 3, 1995